THE VANTAGEPOINT FUNDS Mid/Small Company Index Fund Ticker Symbol: Class I Shares: VPSIX Class II Shares: VPMSX T Shares: VQSIX
SUMMARY PROSPECTUS • MAY 1, 2013 AS REVISED FEBRUARY 4, 2014

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2013 revised as of February 4, 2014, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer long-term capital growth by approximating the performance of the Russell 2500™ Index.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Beginning March 1, 2013, the Fund began offering a new share class, “T Shares,” to investors.

Shareholder Fees
(fees paid directly from your
investment)

Transaction fees (All share classes)			None

Annual Fund Operating Expenses
(expenses that you pay each
year as a percentage of		Class I	Class II
the value of your investment)	T Shares	Shares	Shares

Management fees	0.05%	0.05%	0.05%

Subadviser fees[1]	0.02%	0.02%	0.02%

Other expenses	0.15%	0.35%	0.15%

Total annual fund operating expenses[1]	0.22%	0.42%	0.22%

Fee waiver[2]	(0.05%)	None	None

Total annual fund operating expenses after fee waiver[1,2]	0.17%	0.42%	0.22%

[1]	Fees and expenses have been restated to reflect current fees and expenses.
[2]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares beginning March 1, 2013 through April 30, 2015. The transfer agent may not terminate this contractual fee waiver prior to the end date.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2014 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	year	years	years	years
T Shares	$17	$66	$119	$275

Class I Shares	$43	$135	$235	$530

Class II Shares	$23	$71	$124	$280

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 2500 Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.

The Fund follows an indexed or “passively managed” approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the index. The Russell 2500 Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap, and is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities in the Russell 3000® Index, based on a combination of their market capitalization and current index membership.

While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.

Summary Prospectus May 1, 2013 as revised February 4, 2014	1	Vantagepoint Mid/Small Company Index Fund

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk
Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Small-Cap Securities Risk
Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.

Mid-Cap Securities Risk
Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Real Estate Investment Trust (“REIT”) Securities Risk
Investments in REITs are subject to risks generally associated with investing in real estate, such as declining real estate values, over-building, property tax increases, increases in operating expenses and interest rates, insufficient levels of occupancy, the inability to obtain financing (at all or on acceptable terms), and the national, regional and local economic conditions affecting the real estate market.

Indexing Risk
The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the benchmark index and the timing of the rebalancing of the Fund; and (iii) the timing of cash flows into and out of the Fund.

 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the

Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. On May 1, 2013, the Fund changed its benchmark index from the Wilshire 4500 Completion Index to the Russell 2500 Index. Performance information for both indexes is included in the following table. The Fund made this index change in response to investor preferences, and in an effort to lower trading costs and improve operational efficiencies. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds beginning March 1, 2013 through April 30, 2014. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Class I Shares

Best Quarter	Worst Quarter
21.19%	-26.43%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns
(for the periods ended
December 31, 2012)	1 year	5 years	10 years
Mid/Small Company Index Fund

Class I Shares — Return before taxes	17.89%	3.93%	10.40%

Class I Shares — Return after taxes on distributions	16.76%	3.09%	9.71%

Class I Shares — Return after taxes on distributions and sale of fund shares	12.60%	3.07%	9.06%

Class II Shares — Return before taxes	18.17%	4.14%	10.62%

T Shares — Return before taxes	17.89%	3.93%	10.40%

Russell 2500TM Index (reflects no deduction for fees, expenses, or taxes)	17.88%	4.34%	10.49%

Wilshire 4500 Completion Index (reflects no deduction for fees, expenses, or taxes)	17.99%	3.95%	10.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Summary Prospectus May 1, 2013 as revised February 4, 2014	2	Vantagepoint Mid/Small Company Index Fund

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.

 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC (“VIA”)

Subadviser:

Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Karen Q. Wong, CFA	Managing Director, Equity Index Strategies	Portfolio Manager of the Fund since March 2004

Richard Brown, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since March 2004

Thomas J. Durante, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since July 2009

Purchase and Sale of Fund Shares
Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.

T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Summary Prospectus May 1, 2013 as revised February 4, 2014	3	Vantagepoint Mid/Small Company Index Fund

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

BRC000-072-201402-C2017

Summary Prospectus May 1, 2013 as revised February 4, 2014	4	Vantagepoint Mid/Small Company Index Fund